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                                                                    Exhibit 5(b)

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[LOGO OF Prudential]                                                Annuities Service Center
                                                                    Financial Professionals:
                                                                    1-800-513-0805
                                                                    www.prudentialannuities.com

                                                                    Regular Mail Delivery
                                                                    Annuities Service Center
                                                                    P.O. Box 7960
Prudential                                                          Philadelphia, PA 19176
PREMIER(R) RETIREMENT
Variable Beneficiary Annuity Application Form                       Overnight Service, Certified or
                                                                    Registered Mail Delivery
For use by beneficiaries of annuities for exchange or transfer.     Prudential Annuities Service Center
Annuities are issued by Pruco Life Insurance Company                2101 Welsh Road
                                                                    Dresher, PA 19025

PRODUCT SELECTION => [______] X SERIES [______] B SERIES [______] L SERIES [______] C SERIES

A REQUEST FOR REQUIRED DISTRIBUTIONS FOR BENEFICIARY ANNUITY APPLICATION FORM MUST BE COMPLETED AND SUBMITTED WITH THIS
APPLICATION.

SECTION 1 OWNERSHIP INFORMATION

A. DECEDENT

Name (First, Middle, Last)                             Birth Date (Mo / Day / Yr)  SSN/TIN

[____________________________________________________] [_______/________/________] [__________________] [ ] Male [ ] Female

Date of Death (Mo / Day / Yr) [________/________/________]

Street Address                                             City                                State       ZIP

[________________________________________________________] [_________________________________] [_________] [_____________]

    Source of Funds [ ] Non-Qualified   [ ] IRA   [ ] SEP IRA   [ ] Roth IRA   [ ] 403(b)

                    [ ] Other [_______________________________________________________________]

B. BENEFICIAL OWNER

Name (First, Middle, Last/Trust)                       Birth Date (Mo / Day / Yr)   SSN / TIN

[____________________________________________________] [________/_________/_______] [__________________] [ ] Male [ ] Female

Street Address                                            City                                 State       ZIP

[_______________________________________________________] [__________________________________] [_________] [_____________]

[ ] U.S. Citizen [ ] Resident Alien/Citizen of: [________________________________________________________________________]

[ ] Non-Resident Alien/Citizen of: [___________________________________] (Submit IRS Form W-8 (BEN, ECI, EXP or IMY)

                           Networking No.                              Annuity No. (If established)

FOR BROKER/DEALER USE ONLY [_________________________________________] [_________________________________________________]
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SECTION 1 OWNERSHIP INFORMATION (CONTINUED)

C. TYPE OF OWNERSHIP

[ ] Individual [ ] UTMA/UGMA [ ] Trust* [ ] Other [______________________________________________________________________]

*    lf the Owner is a Trust, you must complete and submit the Certificate of Entity form with this application.

If TRUST Ownership, only check one of the two boxes:

ENTITY/TRUST OWNERSHIP ONLY (NON-NATURAL PERSON), CHECK ONE OF THE TWO BOXES BELOW.

[ ] This is a GRANTOR TRUST for federal income tax purposes that meets IRC Sections 671-679.

Trust Date [_______/________/________] (Mo / Day / Yr)

Name of Grantor (First, Middle, Last)                  SSN/TIN            Birth Date (Mo/Day/Yr)

[____________________________________________________] [________________] [________/________/_________]

[ ] This is a QUALIFIED TRUST for federal income tax purposes that meets and complies with Treasury Regulations Section
1.401(a)(9)-4.

Trust Date [_______/________/________] (Mo / Day / Yr)

Name of Oldest Beneficiary (First, Middle, Last)       SSN / TIN          Birth Date (Mo / Day / Yr)

[____________________________________________________] [________________] [________/________/_________]

D. KEY LIFE

..    If the Beneficial Owner is an individual, the Key Life must be the Beneficial Owner. However, the Key Life cannot be changed. Accordingly, if you are completing this form as the Successor of an existing beneficiary asset, the Key
     Life must be the same as on the existing beneficiary asset that you are continuing (in this scenario the Key Life will be a deceased person).

..    If the Beneficial Owner is a Grantor Trust, the Key Life must be the Grantor.

..    If a Qualified Trust, the Key Life must be the oldest beneficiary under the applicable trust.

Name (First, Middle, Last)                            Birth Date (Mo / Day / Yr) SSN/TIN

[___________________________________________________] [_______/________/_______] [__________________] [ ] Male [ ] Female

Street Address                                             City                                 State      ZIP

[________________________________________________________] [__________________________________] [________] [_____________]

[ ] U.S. Citizen [ ] Resident Alien/Citizen of: [________________________________________________________________________]

[ ] Non-Resident Alien/Citizen of: [___________________________________] (Submit IRS Form W-8 (BEN, ECI, EXP or IMY)

SECTION 2 SUCCESSOR INFORMATION

Indicate classifications of each Successor. Percentage of benefit for all Primary Successors must total 100%. Percentage of benefit for all Contingent Successors must total 100%.

Name (First, Middle, Last)                                                        Birth Date (Mo / Day / Yr)

[_______________________________________________________________________________] [____________/___________/_____________]

[ ] Primary    Relationship to Beneficial Owner             SSN/TIN                                Percentage           %

[ ] Contingent [__________________________________________] [____________________________________] [_____________________]

Name (First, Middle, Last)                                                        Birth Date (Mo / Day / Yr)

[_______________________________________________________________________________] [____________/___________/_____________]

[ ] Primary    Relationship to Beneficial Owner             SSN/TIN                                Percentage           %

[ ] Contingent [__________________________________________] [____________________________________] [_____________________]

Name (First, Middle, Last)                                                        Birth Date (Mo / Day / Yr)

[_______________________________________________________________________________] [____________/____________/____________]

[ ] Primary    Relationship to Beneficial Owner             SSN/TIN                                Percentage           %

[ ] Contingent [__________________________________________] [____________________________________] [_____________________]
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SECTION 3 ANNUITY INFORMATION

A. EXISTING ANNUITY OR LIFE INSURANCE COVERAGE

IMPORTANT: PROCEEDS FROM A LIFE INSURANCE POLICY MAY NOT BE USED TO FUND THE BENEFICIARY ANNUITY FOR WHICH YOU ARE
APPLYING.

1. DO YOU HAVE ANY EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS? [ ] YES  [ ] NO

   If yes, a State Replacement Form is required for NAIC model regulation states.

2. WILL THE ANNUITY BEING APPLIED FOR REPLACE (IN WHOLE OR IN PART) ONE OR MORE EXISTING ANNUITY OR LIFE INSURANCE
   CONTRACTS? [ ] YES [ ] NO  If yes, complete the information below and submit a State Replacement Form, if required.

3.  IS THE BENEFICIARY CURRENTLY RECEIVING PAYMENTS OR ALLOWANCES VIA A STRETCH OR LEGACY CONTRACT FROM ANOTHER CARRIER
    AND IS THAT CONTRACT(S) BEING LAPSED, SURRENDERED, SUBSTANTIALLY SURRENDERED OR OTHERWISE TERMINATED IN ORDER TO
    FUND THE CONTRACT BEING APPLIED FOR? [ ] YES [ ] NO If yes, complete the information below and submit a State
    Replacement Form, if required.

Company Name                                          Policy or Annuity Number        Year Issued

[___________________________________________________] [_____________________________] [__________________________________]

B. TYPE OF CONTRACT BEING REQUESTED

[ ] Non-Qualified Beneficiary Annuity         [ ] Roth IRA Beneficiary Annuity         [ ] IRA Beneficiary Annuity

C. PURCHASE PAYMENTS

MAKE ALL CHECKS PAYABLE TO PRUCO LIFE INSURANCE COMPANY. Purchase Payment amounts may be restricted by Pruco Life; please see your prospectus for details.

QUALIFIED CONTRACT PAYMENT TYPE                              NON-QUALIFIED CONTRACT PAYMENT TYPE
Indicate type of initial estimated payment(s).               Indicate type of initial estimated payment(s).

[ ]  Transfer.............$ [_____________________]          [ ] 1035 Exchange.............$ [_____________________]

[ ]  Direct Rollover......$ [_____________________]
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SECTION 4 INVESTMENT SELECTION NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS

A. INVESTMENT ALLOCATIONS

.. You may pick ONE of the Prudential Portfolio Combinations in Box 1 OR allocate among any of the portfolios and MVA
  Options listed in BOXES 2, 3, 4 or 5 in any percentage combination totaling 100%.

AUTOMATIC REBALANCING

[ ] Check here if you would like the below percentages to rebalance. Indicate the day of the month and frequency.

    Day of the Month (1st - 28th) _____ Rebalancing Frequency: [ ] Monthly [ ] Quarterly [ ] Semi-Annually [ ] Annually

BOX 1 | PRUDENTIAL PORTFOLIO COMBINATIONS

[ ] COMBINATION 1                         [ ] COMBINATION 2                         [ ] COMBINATION 3
50% AST Capital Growth Asset Allocation   20% Franklin Templeton VIP Founding       20% AST Horizon Growth Asset Allocation
30% Franklin Templeton VIP Founding           Funds Allocation Fund                 30% AST Academic Strategies Asset Allocation
    Funds Allocation Fund                 20% AST Fidelity Investments(R)           50% AST Schroders Multi-Asset World Strategies
20% AST First Trust Capital Appreciation      Pyramis(R) Asset Allocation
    Target                                20% AST CLS Growth Asset Allocation
                                          20% AST First Trust Capital Appreciation
                                              Target
                                          20% AST Advanced Strategies

[ ] COMBINATION 4                         [ ] COMBINATION 5                         [ ] COMBINATION 6
 35% AST Balanced Asset Allocation        40% AST T. Rowe Price Asset Allocation    20% AST Horizon Moderate Asset Allocation
 35% AST T. Rowe Price Asset Allocation   15% AST CLS Moderate Asset Allcoation     50% AST Academic Strategies Asset Allocation
 30% AST First Trust Balanced Target      15% AST First Trust Balanced Target       20% AST Schroders Multi-Asset World Strategies
                                          30% AST Advanced Strategies               10% AST J.P. Morgan Strategic Opportunities

[ ] COMBINATION 7                         [ ] COMBINATION 8                         [ ] COMBINATION 9
20% AST T. Rowe Price Asset Allocation    60% AST Preservation Asset Allocation     25% AST Preservation Asset Allocation
80% AST Preservation Asset Allocation     40% AST J.P. Morgan Strategic             75% AST J.P. Morgan Strategic Opportunites
                                              Opportunites

Over time, the percentage that each Asset Allocation Portfolio you are invested in represents to your Account Value may vary from the original allocation percentage within the Prudential Portfolio Combination you selected. We will not automatically rebalance your variable Account Value to stay consistent with that original allocation, unless you specifically direct us to do so in the AUTOMATIC REBALANCING section above. In providing these Portfolio Combinations, we are not providing investment advice. You and your Financial Professional are responsible for determining which
Portfolio Combinations or Sub-account(s) are best for you.

BOX 2 | ASSET ALLOCATION PORTFOLIOS %

     TRADITIONAL                               TACTICAL                                  ALTERNATIVE

[__] AST Balanced Asset Allocation        [__] AST CLS Growth Asset Allocation      [__] AST Academic Strategies
[__] AST Capital Growth Asset Allocation  [__] AST CLS Moderate Asset Allocation         Asset Allocation
[__] AST Fidelity Investments(R)          [__] AST Horizon Growth Asset             [__] AST Advanced Strategies
     Pyramis(R) Asset Allocation               Allocation                           [__] AST J.P. Morgan Strategic Opportunities
[__] AST Preservation Asset Allocation    [__] AST Horizon Moderate Asset           [__] AST Schroders Multi-Asset World
[__] AST T. Rowe Price Asset Allocation        Asset Allocation                          Strategies
[__] Franklin Templeton VIP Founding           QUANTITATIVE
     Funds Allocation Fund                [__] AST First Trust Balanced Target
                                          [__] AST First Trust Capital
                                               Appreciation Target                      BOX 2 TOTAL [__________]%

BOX 3 | BOND PORTFOLIOS %

[__] AST PIMCO Total Return Bond          [__] AST Western Asset Core Plus Bond         BOX 3 TOTAL [__________]%

                                                                                                                       (Continued)
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SECTION 4 INVESTMENT SELECTION NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS (CONTINUED)

BOX 4 | ADDITIONAL PORTFOLIOS %

     LARGE-CAP GROWTH                          MID-CAP GROWTH                            SMALL-CAP VALUE

[__] AST Goldman Sachs                    [__] AST Goldman Sachs Mid-Cap Growth     [__] AST Goldman Sachs Small-Cap Value
     Concentrated Growth                  [__] AST Neuberger Berman                 [__] AST Small-Cap Value
[__] AST Jennison Large-Cap Growth             Mid-Cap Growth                            INTERNATIONAL EQUITY
[__] AST Marsico Capital Growth                MID-CAP VALUE                        [__] AST International Growth
[__] AST MFS Growth                       [__] AST Mid-Cap Value                    [__] AST International Value
[__] AST T. Rowe Price Large-Cap Growth   [__] AST Neuberger Berman / LSV           [__] AST JP Morgan International Equity
     LARGE-CAP BLEND                           Mid-Cap Value                        [__] AST MFS Global Equity
[__] AST QMA US Equity Alpha                   FIXED INCOME                         [__] AST Parametric Emerging
     LARGE-CAP VALUE                      [__] AST High Yield                            Markets Equity
[__] AST AllianceBernstein Core Value     [__] AST Lord Abbett Bond-Debenture            SPECIALTY PORTFOLIO
[__] AST AllianceBernstein                [__] AST Money Market                     [__] AST Cohen & Steers Realty
     Growth & Income                      [__] AST PIMCO Limited Maturity Bond      [__] AST Global Real Estate
[__] AST American Century                 [__] AST T. Rowe Price Global Bond        [__] AST T. Rowe Price Natural Resources
     Income & Growth                           SMALL-CAP GROWTH
[__] AST DeAM Large-Cap Value             [__] AST Federated Aggressive Growth
[__] AST Jennison Large-Cap Value         [__] AST Neuberger Berman
[__] AST Large-Cap Value                       Small-Cap Growth
                                          [__] AST Small-Cap Growth                      BOX 4 TOTAL [________]%
BOX 5 | MVA OPTIONS %
              [_______] 3-Year Guarantee Period   [_______] 7-Year Guarantee Period

              [_______] 5-Year Guarantee Period   [_______] 10-Year Guarantee Period     BOX 5 TOTAL [________]%

                                                                        CUMULATIVE (TOTAL 100%) [_____________]%

SECTION 5 E-DOCUMENTS

[ ] By checking, providing my e-mail address below and signing Section 9,I consent to accept documents electronically for my variable annuity. E-mail notifications will be provided indicating that documents are available and will include instructions on how to quickly and easily access them on-line.

    I understand that I will receive documents including but not limited to: statements, confirmations, prospectuses and reports electronically, if available, until I notify Prudential that I am revoking my consent at which time I will begin receiving paper documents by mail. I also understand there is no fee charged for paper copies, and I may be charged fees by other parties such as on-line charges in connection with using the e-Document service.

E-mail Address [_________________________________________________________________________________________________________]

SECTION 6 FINANCIAL PROFESSIONAL AUTHORIZATION

IF NOT CHECKED we will assume that your answers are "YES" (except in Utah, where we will assume your answer is "NO") to
Perform Contract Maintenance and Provide Investment/Allocation Instructions. For definitions, see Definitions and
Disclosures.

DO YOU AUTHORIZE your Financial Professional to perform any of the designated activities below? [ ] Yes [ ] No

Please indicate what designated activities you authorize your Financial Professional to have:

[ ] PERFORM CONTRACT MAINTENANCE           [ ] PROVIDE INVESTMENT/ALLOCATION INSTRUCTIONS

SECTION 7 ADDITIONAL INFORMATION

If needed for:  . Special Instructions      . Successors

[________________________________________________________________________________________________________________________]

[________________________________________________________________________________________________________________________]
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SECTION 8 NOTICES & DISCLAIMERS

FOR ANY ANNUITY ISSUED UNDER A GROUP CONTRACT: The Owner of    MAINE: IT IS A CRIME TO KNOWINGLY PROVIDE FALSE, INCOMPLETE
the group contract is the Pruco Life Insurance Variable        OR MISLEADING INFORMATION TO AN INSURANCE COMPANY FOR THE
Annuity Trust, an out-of-state, discretionary trust under      PURPOSE OF DEFRAUDING THE COMPANY. PENALTIES MAY INCLUDE
the regulation of Indiana law.                                 IMPRISONMENT, FINES OR A DENIAL OF INSURANCE BENEFITS.

ARIZONA: Upon written request an insurer is required to        NEW JERSEY: Any person who includes any false or misleading
provide, within a reasonable time, factual information         information on an application for an insurance policy is
regarding the benefits and provisions of the annuity           subject to criminal and civil penalties.
contract to the contract owner.
                                                               NORTH CAROLINA: NORTH CAROLINA RESIDENTS MUST RESPOND TO
If for any reason you are not satisfied with this contract,    THIS QUESTION:
you may return it to us within 10 days (or 30 days for
applicants 65 or older) of the date you receive it. All you    1. Did you receive a prospectus for this annuity?
have to do is take it or mail it to one of our offices or         [ ] YES  [ ] NO
to the representative who sold it to you, and it will be
canceled from the beginning. If this is not a variable         2. Do you believe the annuity meets your financial
contract, any monies paid will be returned promptly. If           objectives and anticipated future financial needs?
this is a variable contract, any monies paid will be              [ ] YES  [ ] NO
returned promptly after being adjusted according to state
law.                                                           OHIO: Any person who, with intent to defraud or knowing
                                                               that he is facilitating a fraud against an insurer, submits
CALIFORNIA: If any Participant(s)/Owner(s) (or Annuitant       an application or files a claim containing a false or
for entity-owned contracts) is age 60 or older, you are        deceptive statement is guilty of insurance fraud.
required to complete the "Important Information for
Annuities Issued or Delivered in California" form.             OKLAHOMA: WARNING -- Any person who knowingly, and with
                                                               intent to injure, defraud or deceive any insurer, makes any
COLORADO: It is unlawful to knowingly provide false,           claim for the proceeds of an insurance policy containing
incomplete, or misleading facts or information to an           any false, incomplete or misleading information is guilty
insurance company for the purpose of defrauding or             of a felony.
attempting to defraud the company. Penalties may include
imprisonment, fines, denial of insurance, and civil            OREGON and VERMONT: -- Any person who knowingly presents a
damages.                                                       materially false statement in an application for insurance may be guilty of a criminal offense an subject to penalties
Any insurance company or agent of an insurance company who     under state law.
knowingly provides false, incomplete, or misleading facts
or information to a policy holder or claimant for the          PENNSYLVANIA: Any person who knowingly and with intent to
purpose of defrauding or attempting to defraud the policy      defraud any insurance company or other person files an
holder or claimant with regard to a settlement or award        application for insurance or statement of claim containing
payable from insurance proceeds shall be reported to the       any materially false information or conceals for the
Colorado Division of Insurance within the Department of        purpose of misleading, information concerning any fact
Regulatory Agencies.                                           material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil
FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO           penalties.
INJURE, DEFRAUD OR DECEIVE ANY INSURER, FILES A STATEMENT
OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE    TENNESSEE, VIRGINIA, and WASHINGTON: It is a crime to
OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE         knowingly provide false, incomplete or misleading
THIRD DEGREE.                                                  information to an insurance company for the purpose of
                                                               defrauding the company. Penalties include imprisonment,
KENTUCKY: Any person who knowingly and with intent to          fines, and denial of insurance benefits.
defraud any insurance company or other person files an
application for insurance containing any materially false      ALL OTHER STATES: Any person who knowingly and willfully
information or conceals, for the purpose of misleading,        presents a false or fraudulent claim for payment of a loss
information concerning any fact material thereto commits a     or benefit or who knowingly and willfully presents false
fraudulent insurance act, which is a crime.                    information in an application for insurance is guilty of a crime and may be subject to fines and confinement in
                                                               prison.
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SECTION 9 ACKNOWLEDGEMENTS AND SIGNATURE(S)

[ ] By checking this box and signing below, I consent to receiving the prospectus for this variable annuity on the compact disc (the "CD Prospectus") contained within the sales kit for this annuity. I acknowledge that I (i) have access to a personal computer or similar device (ii) have the ability to read the CD Prospectus using that technology and (iii) am willing to incur whatever costs are associated with using and maintaining that technology.
    With regard to prospectus supplements and other amended/updated prospectuses created in the future, I understand that such documents may be delivered to me in paper form.

..   I understand that if I have purchased another Non-Qualified Annuity from Pruco Life or an affiliated company this calendar year that they will be considered as one annuity for tax purposes. If I take a distribution from any of these contracts, the taxable amount of the distribution will be reported to me and the IRS based on the earnings in all such contracts purchased during this calendar year; and

..   This variable annuity is suitable for my investment time horizon, goals and objectives and financial situation and needs; and

..   I understand that annuity payments, benefits or surrender values, when based on the investment experience of the separate contract investment options, are variable and not guaranteed as to a dollar amount;

..   I represent to the best of my knowledge and belief that the statements made in this application are true and complete.

..   I acknowledge that I have received a current prospectus for this annuity.

..   Amounts allocated to an MVA Option may be subject to a Market Value Adjustment if withdrawn or transferred at any time other than during the 30 day period prior to the MVA Option's Maturity Date. See prospectus for details.

    NOTE: FOR TRUST OWNED APPLICATIONS: THIS APPLICATION MUST BE ACCOMPANIED BY A COMPLETED CERTIFICATE OF ENTITY
    OWNERSHIP FORM.

REQUIRED => State where signed  [__________________]

            (IF APPLICATION IS SIGNED IN A STATE OTHER THAN THE BENEFICIAL OWNER'S STATE OF RESIDENCE, A CONTRACT SITUS
            FORM MAY BE REQUIRED.)

BENEFICIAL OWNER'S TAX CERTIFICATION (SUBSTITUTE W-9)

Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status.

[ ] I have been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

                 Beneficial Owner                                               Date

SIGN HERE =>     [____________________________________________________________] [________________________________________]
                                                                                Month / Day / Year

                 For Trust Owned Agreements: Key Life                           Date

SIGN HERE =>     [____________________________________________________________] [________________________________________]
                                                                                Month / Day / Year

TITLE (IF ANY)=> [____________________________________________________________]
                 If signing on behalf of an entity, you must indicate your official title / position with the entity; if signing as a Trustee for a Trust, please provide the Trustee designation.
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SECTION 10 FINANCIAL PROFESSIONAL ACKNOWLEDGEMENTS AND SIGNATURE(S)

A. FINANCIAL PROFESSIONAL

Name (First, Middle, Last)

[________________________________________________________________________________________________] [____________________%]

ID Number                                  Telephone Number                E-mail

[________________________________________] [___________________________________] [_______________________________________]

Name (First, Middle, Last)

[________________________________________________________________________________________________] [____________________%]

ID Number                                  Telephone Number                E-mail

[________________________________________] [___________________________________] [_______________________________________]

B. BROKER/DEALER

Name

[________________________________________________________________________________________________________________________]

C. REQUIRED QUESTIONS

Do you have any reason to believe that this applicant has any existing annuity or life insurance coverage?
[ ] Yes [ ] No

Do you have any reason to believe that the annuity applied for is to replace existing annuity or life insurance contracts? If yes, submit a State Replacement Form, if required. [ ] Yes [ ] No

IMPORTANT: PROCEEDS FROM A LIFE INSURANCE POLICY MAY NOT BE USED TO FUND THE BENEFICIARY ANNUITIES.

FINANCIAL PROFESSIONAL STATEMENT

I am authorized and/or appointed to sell this variable annuity. I have fully discussed and explained the variable annuity features and charges including restrictions to the Beneficial Owner. I believe this variable annuity is suitable given the Beneficial Owner's investment time horizon, goals and objectives, and financial situation and needs. I represent that: (a) I have delivered current applicable prospectuses and any supplements for the variable annuity (which includes summary descriptions of the underlying investment options); and (b) have used only current Pruco Life approved sales material.

I CERTIFY THAT I HAVE TRULY AND ACCURATELY RECORDED ON THIS APPLICATION THE INFORMATION PROVIDED BY THE APPLICANT. I
ACKNOWLEDGE THAT PRUCO LIFE WILL RELY ON THIS STATEMENT.

                 Financial Professional Signature                               Date

SIGN HERE =>     [____________________________________________________________] [________________________________________]
                                                                                Month/Day/Year

                 Financial Professional Signature                               Date

SIGN HERE =>     [____________________________________________________________] [________________________________________]
                                                                                Month/Day/Year

PLEASE SELECT => For Financial Professional Use Only. Please contact your home office with any questions.

                 [ ] Option A [ ] Option B [ ] Option C
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DEFINITIONS AND DISCLOSURES

You are advised to consult the prospectus or Annuity for       SUCCESSORS
explanations of any of the terms used or contact Pruco Life
with any questions.                                            .   The Beneficial Owner reserves the right to change the
                                                                   Successor unless the Beneficial Owner notifies Pruco
AUTHORIZATION                                                      Life in writing that the Successor designation is
                                                                   irrevocable.
In Section 6, you may grant or deny your Financial
Professional access to your Annuity Account Information and    .   If an Attorney-in-Fact signs the enrollment, the
give that person the ability to perform the activities you         Attorney-in-Fact may only be designated as a Successor
have selected.                                                     if the Power-of-Attorney instrument and the relevant
                                                                   state law permit it.
Neither Pruco Life nor any person authorized by Pruco Life
will be responsible for, and you agree to indemnify and        DEATH BENEFIT
hold Pruco Life harmless from and against, any claim, loss,
taxes, penalties or any other liability or damages in          Death benefit proceeds, if any, are payable in equal shares
connection with, or arising out of, any act or omission if     to the surviving Successors in the appropriate Successor
we acted on an authorized individual's instructions in good    class unless you request otherwise.
faith and in reliance on this Authorization.
                                                               e-DOCUMENTS
The designated activities are defined as follows:
                                                               If the e-Documents service is elected, the Beneficial
1.  Perform CONTRACT Maintenance - "Contract Maintenance"      Owner will not receive paper documents, unless paper
    is currently limited to the following: changes to the      documents are specifically requested. You must include the
    Address-of-Record for the Owner(s); increasing or          e-mail address of the Beneficial Owner who will be notified
    decreasing systematic investment amounts under a           by e-mail when documents are available for viewing on the
    Systematic Investment program and termination of a         Prudential Web site. You may update your subscription
    Systematic Investment Program; increasing or decreasing    information, change your e-mail address, and revoke consent
    systematic withdrawal amounts or changing the frequency    or obtain a paper copy of any document by contacting
    of a systematic withdrawal under a Systematic              ANNUITIES SERVICE CENTER at 1-800-513-0805 or by e-mail at
    Withdrawal program and termination of a Systematic         service@prudential.com. The availability of certain
    Withdrawal program. Additional maintenance activities      e-Documents may be subject to change. Pruco Life will
    may be available in the future.                            notify you regarding changes to the types of documents
                                                               offered electronically for viewing.
2.  Provide Investment/Allocation Instructions -
    "Investment/Allocation Instructions" includes all          Consent will be withdrawn upon due proof of your death, if
    activities which affect the investment of your Account     all of your contracts are fully surrendered or when you
    Value in the Sub-Accounts available (consult your          notify us that you are revoking your consent to e-Documents
    current prospectus). These activities include transfers    service.
    between Sub-Accounts; changes in Standing Allocation
    initiating, terminating or making changes to allocation    WITHHOLDING STATEMENT
    instructions, where applicable, for Optional Programs
    such as Systematic Withdrawals, Automatic Rebalancing,     Federal and some state laws require that Pruco Life
    Dollar Cost Averaging and Fixed Option renewal.            withhold income tax from certain cash distributions, unless the recipient requests that we not withhold. You may not
This authorization may be revoked by calling                   opt out of withholding unless you have provided Pruco Life
1-800-513-0805. Proper identification of the caller will be    with a U.S. residence address and a Social Security Number/
required to revoke this authorization.                         Taxpayer Identification Number.
Note: This section cannot be used for Third Party Investment
Advisor authorizations.                                        If you request a distribution that is subject to
                                                               withholding and do not inform us in writing NOT to withhold
KEY LIFE                                                       Federal Income Tax before the date payment must be made,
                                                               the legal requirements are for us to withhold tax from such
The Key Life is the person whose life expectancy is used to    payment.
determine payments. The Key Life may not be changed. You
may not name a contingent Key Life.                            If you elect not to have tax withheld from a distribution
                                                               or if the amount of Federal Income Tax withheld is
QUALIFIED TRUST                                                insufficient, you may be responsible for payment of
                                                               estimated tax. You may incur penalties under the estimated
By indicating that the owner is a qualified trust, you are     tax rules if your withholding estimated tax payments are
representing that all of the following criteria have been      not sufficient. For this purpose you may wish to consult
met:                                                           with your tax advisor.

a.  The trust is valid under state law;                        Some states have enacted state tax withholding. Generally, however, an election out of Federal withholding is an
b.  The trust is irrevocable or will, by its terms, become     election out of state withholding.
    irrevocable upon the death of the participant;
                                                               SITUS RULES
c.  The beneficiaries of the trust who are beneficiaries
    with respect to the trust's interest in the employee's     Contracts solicited, signed and issued outside of the
    benefit must be identifiable from the trust instrument;    client's resident state require that a fully completed
                                                               Situs Form be submitted with the application. In the event
d.  All required documentation has been provided to the        that the financial professional is licensed in both the
    plan administrator;                                        client's resident state and the state of solicitation, and where the Situs Form criteria is not applicable, the
e.  All trust beneficiaries are individuals; and               annuity may be issued in the client's resident state. The
                                                               Additional Information Section of the application should be
f.  The trustee of the trust that is named as beneficiary      noted to reflect that the contract should be issued in the
    has supplied all required documentation to the plan        client's resident state and not the state of signing.
    administrator (or in the case of IRA, the IRA trustee,
    custodian, or issuer) by October 31 of the year            Please note that all state specific requirements apply to
    following the year of the participant's death and is in    the state in which the contract is being issued.
    compliance with Reg. ss. 1.401(a)(9)-4, A-6(b)(1).
                                                               Prudential, Prudential Financial, Prudential Annuities, the
                                                               Rock logo and the Rock Prudential logo are registered
                                                               service marks of The Prudential Insurance Company of
                                                               America and its affiliates.
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